SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 _______________
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




      Date of Report (date of earliest event reported):      March 15, 1999




                      NATIONSCREDIT GRANTOR TRUST 1997 - 2
                      ------------------------------------
               (Exact name of registrant as specified in charter)

Delaware             333-22327            75-2655744
--------             ---------            ----------
(State or other     (Commission  File     (IRS  Employer
jurisdiction  of     Number)              Identification  Number)
incorporation)


             225 E. John Carpenter Freeway, Irving Texas 75062-2731
             (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code  (972) 506-5045

  Not Applicable (Former name or former address, if changed since last report.)

Item  5.     Other  Events
             -------------

This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Period ending February 28, 1999.

     Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement (with Standard Terms and Conditions attached thereto) dated as of September 30, 1997 among NationsCredit Securitization Corporation, NationsCredit Commercial Corporation of America and Bankers Trust Company, as Trustee, which was previously filed as an exhibit to the Current Report on Form 8-K filed on behalf of the Trust by NationsCredit Commercial Corporation of America on October 10, 1997.

Item  7.          Financial  Statements,  Pro  Forma  Financial  Information and
                  --------------------------------------------------------------
                  Exhibits.
                  ---------

(c)     Exhibits

Exhibit  No.

    19.1     Certificateholders  Statements

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                      NATIONSCREDIT GRANTOR TRUST 1997 - 2
                      ------------------------------------
                                  (Registrant)



By:  NationsCredit  Commercial  Corporation  of  America,
     as  Servicer  of NationsCredit Grantor  Trust  1997  -  2




Date:  March  29,  1999               By:  /s/  SUZANNE  CASTLEBERRY
       ----------------                    -------------------------
                                      Name:  Suzanne  Castleberry
                                      Title:  Vice  President

                                  EXHIBIT INDEX


     Exhibit  Number               Description
     ---------------               -----------

          19.1                    Certificateholders  Statements


                                       STATEMENT TO MARINE CERTIFICATEHOLDERS
                                        NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant  to  the  Pooling  and  Servicing  Agreement,  dated  as  of  September  30, 1997 among NationsCredit
Securitization  Corporation  (as  "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust
Company  (as  "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding  distribution to Marine Certificateholders and the performance of the Trust. The information with respect to  the  applicable  Distribution  Date  is  set  forth  below.


Month                                                                                                Feb-99
Collection Period                                                                                       02/01/1999
Determination Date                                                                                      03/10/1999
Deposit Date                                                                                            03/12/1999
Distribution Date                                                                                       03/15/1999

MARINE POOL BALANCE
            Marine Pool Balance on the close of the last day of the Collection Period (Record Date)  77,950,208.97
            Marine Certificate Factor                                                                   64.5263317%
            Marine Ending Certificate Balance (per $1,000 certificate)                                      645.26
            Liquidation Proceeds                                                                        101,266.33
            Purchase Amounts                                                                                  0.00

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment                                                                          3.51
            Carry-Over Monthly Interest Payment                                                               0.00
            Total Marine Interest Payment                                                                     3.51

            Marine Principal Payments:
            Monthly Marine Principal Payment                                                                 17.71
            Carry-Over Monthly Marine Principal Payment                                                       0.00
            Total Marine Principal Payment                                                                   17.71

            Marine Servicing Fee:
            Marine Servicing Fee                                                                              0.41
            Carry-Over Monthly Marine Servicing Fee                                                           0.00
            Total Marine Servicing Fee                                                                        0.41




                                       STATEMENT TO RV CERTIFICATEHOLDERS
                                      NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant  to  the  Pooling  and  Servicing  Agreement,  dated  as of September 30, 1997 among NationsCredit
Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust
Company  (as  "Trustee"  and  "Collateral  Agent"), the Servicer is required to prepare certain information each month  regarding  distribution  to  RV Certificateholders and the performance of the Trust. The information with respect  to  the  applicable  Distribution  Date  is  set  forth  below.


Month                                                                                             Feb-99
Collection Period                                                                                    02/01/1999
Determination Date                                                                                   03/10/1999
Deposit Date                                                                                         03/12/1999
Distribution Date                                                                                    03/15/1999

RV POOL BALANCE
            RV Pool Balance on the close of the last day of t he Collection Period (Record Date)  29,783,164.74
            RV Certificate Factor                                                                    61.5525881%
            RV Ending Certificate Balance (per $1,000 certificate)                                       615.53
            Liquidation Proceeds                                                                      27,776.34
            Purchase Amounts                                                                               0.00

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE) RV
            Interest Payments:
            Monthly RV Interest Payment                                                                    3.30
            Carry-Over Monthly RV Interest Payment                                                         0.00
            Total RV Interest Payment                                                                      3.30

            RV Principal Payments:
            Monthly RV Principal Payment                                                                  17.18
            Carry-Over Monthly RV Principal Payment                                                        0.00
            Total RV Principal Payment                                                                    17.18

            RV Servicing Fee:
            RV Servicing Fee                                                                               0.40
            Carry-Over Monthly RV Servicing Fee                                                            0.00
            Total RV Servicing Fee                                                                         0.40



                                             MONTHLY MARINE SERVICERS CERTIFICATE
                                             NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant  to  the  Pooling  and  Servicing  Agreement, dated as of September 30, 1997 among NationsCredit Securitization
Corporation  (as  "Depositor"),  NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee"
and  "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Marine
Certificateholders  and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth  below.


Month                                                                                                         Feb-99
Collection Period                                                                                                  01-Feb-99
Determination Date                                                                                                 10-Mar-99
Deposit Date                                                                                                       12-Mar-99
Distribution Date                                                                                                  15-Mar-99

MARINE POOL BALANCE
                 Marine Pool Balance on the close of the last day of the preceding Collection Period           80,090,126.35
                 Marine Principal Collections                                                                   1,868,238.04
                 Purchase Amounts with respect to Marine Receivables allocable to Principal                             0.00
                 Defaulted Marine Receivables                                                                     271,679.34
                 Marine Pool Balance on the close of the last day of the Collection Period                     77,950,208.97

                 Original Marine Pool Balance                                                                 120,803,719.92

                 Marine Pool Factor                                                                               64.5263317%

                 Preference Amounts with respect to Marine Receivables                                                     -

                 Marine Pass-Through Rate                                                                             6.3500%
                 Marine Servicing Fee Rate                                                                            0.7500%

MARINE AVAILABLE FUNDS
                 Marine Collections allocable to interest                                                         688,154.95
                 Purchase Amounts with respect to Marine Receivables allocable to interest                              0.00
                 Liquidation Proceeds with respect to Marine Receivables                                          101,266.33
                 Marine Collections allocable to principal                                                      1,868,238.04
                 Purchase Amounts with respect to Marine Receivables allocable to principal                             0.00
                 Other Marine Available Funds                                                                           0.00
                 Total Marine Available Funds                                                                   2,657,659.32

MARINE INTEREST PAYMENT
                 Monthly Marine Interest Payment                                                                  423,810.25
                 Carry-Over Monthly Marine Interest                                                                     0.00
                 Total                                                                                            423,810.25

MARINE PRINCIPAL PAYMENT
                 Monthly Marine Principal Payment                                                               2,139,917.38
                 Carry-Over Monthly Marine Principal                                                                    0.00
                 Total                                                                                          2,139,917.38

MARINE SERVICING FEE
                 Servicing Marine Fee                                                                              50,056.33
                 Carry-Over Monthly Marine Servicing Fee                                                                0.00
                 Total                                                                                             50,056.33

MARINE RESERVE ACCOUNT CROSS SUPPORT
                 Marine Reserve Account Cross Collateral Withdrawal Amounts from prior Distribution Dates               0.00
                 Marine Reserve Account Cross Collateral Withdrawal Amounts                                             0.00
                 Distribution to reimburse Marine Reserve Account Cross Collateral Withdrawal Amounts                   0.00
                 Total Owed to Reimburse Marine Cross Collateral Withdrawal Account                                     0.00

DEPOSIT TO MARINE CERTIFICATE ACCOUNT
                 Marine Available Funds                                                                         2,657,659.32
                 Marine Reserve Account Withdrawal Deposit                                                              0.00
                 RV Reserve Account Cross Collateral Withdrawal Amount                                                  0.00
                 Surety Bond Drawing Deposit                                                                            0.00
                Total Deposit to the Marine Certificate Account                                                 2,657,659.32

DISTRIBUTIONS FROM THE MARINE CERTIFICATE ACCOUNT
               Monthly Marine Interest Payment and any Carry-Over Monthly Marine Interest                         423,810.25
               Monthly Marine Principal Payment and any Carry-Over Monthly Marine Principal                     2,139,917.38
               Marine Servicing Fee and any Carry-Over Marine Servicing Fee                                        50,056.33
               Distributions to the Surety Bond Provider                                                            8,009.01
               Shortfall in RV Certificate Account                                                                      0.00
               Distributions to meet shortfall in RV Certificate Account                                                0.00
               Distribution to reimburse RV Reserve Account Cross Collateral Withdrawal Amounts                         0.00
               Distribution to the Marine Reserve Account                                                               0.00
               Distribution to the RV Reserve Account                                                                   0.00
               Distributions to the Depositor                                                                      35,866.35

              Carry-Over Monthly Marine Interest to the next Distribution Date                                          0.00
              Carry-Over Monthly Marine Principal to the next Distributions Date                                        0.00
              Carry-Over Monthly Marine Servicing Fee to the next Distribution Date                                     0.00

MARINE  RESERVE ACCOUNT

               Marine Reserve Account Balance as of the end of the preceding Collection Period                  2,402,703.79
               Earnings from investments on the Marine Reserve Account                                              7,588.39
               Marine Reserve Account Withdrawals                                                                       0.00
               Marine Reserve Account Cross Collateral Withdrawal Amounts                                               0.00
               Deposits to the Marine Reserve Account                                                                   0.00
               Reimbursement of Marine Reserve Account Cross Collateral Withdrawal Amounts                              0.00
               Deposits to Marine Reserve Account from RV Available Funds                                               0.00
               Marine Reserve Account Balance                                                                   2,410,292.18
               Distributions of any excess amounts on deposit in the Marine Reserve Account                        71,785.91
               Ending Marine Reserve Account Balance                                                            2,338,506.27

              Marine Reserve Account Balance as a % of the Marine Pool Balance                                        3.0000%
              Specified Marine Reserve Account Requirement                                                      2,338,506.27
             Amount needed to fully fund Marine Reserve Account                                                         0.00

SURETY BOND
            Outstanding Reimbursement Obligations at the end of the preceding Collection Period                         0.00
            Preference Amounts                                                                                          0.00
            Surety Bond Drawing Amount                                                                                  0.00
            Surety Bond Fee                                                                                         8,009.01
            Interest on Outstanding Reimbursement Obligations at the end of the preceding Collection Period             0.00
            Amount Owed to Surety Bond Provider                                                                     8,009.01
            Distributions made to the Surety Bond Provider                                                          8,009.01
            Remaining Amounts Owed to the Surety Bond Provider                                                          0.00

NET CREDIT LOSS RATIO
            Net Credit Losses                                                                                     170,413.01
            Average Net Credit Loss Ratio - Annualized                                                                  3.73%

DELINQUENCY ANALYSIS
            Number of Loans
            30 to 59 days past due                                                                                    179.00
            60 to 89 days past due                                                                                     57.00
            90 or more days past due                                                                                   39.00
           Total                                                                                                      275.00

           Principal Balance
           30 to 59 days past due                                                                               1,553,598.38
           60 to 89 days past due                                                                                 460,006.38
          90 or more days past due                                                                                376,254.97
          Total                                                                                                 2,389,859.73

          Delinquency Ratio - 60+ Day Delinquent Accounts
          For the current Collection Period                                                                           1.0728%
          For the preceding Collection Period                                                                         1.1120%
          For the second preceding Collection Period                                                                  0.9772%
          For the third preceding Collection Period                                                                   1.4324%
         Average 3 month 60 Day + Delinquency Ratio                                                                   1.0540%
         Average 4 month 60 Day + Delinquency Ratio                                                                   1.1486%


REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession Occurred in the Current Month                            92,417.96
          Number of Contracts where Repossession Occurred in the Current Month                                          9.00


WEIGHTED AVERAGE COMPUTATIONS-MARINE CONTRACTS
           Weighted Average Coupon                                                                                   11.4037%
           Weighted Average Original Term (months)                                                                    128.71
           Weighted Average Remaining Term (months)                                                                    91.99
           Number of Outstanding Accounts-End of Period                                                             7,726.00


CASH SETTLEMENT FOR THE TRUSTEE
          Available Funds in the Collection Account                                                             2,657,659.32
          Servicing Fee                                                                                            50,056.33
          Marine Interest allocable to the Seller's Certificate                                                         2.53
          Marine Principal amount allocable to the Seller's Certificate                                                12.75
          Wire Funds to the Surety Bond Provider                                                                    8,009.01
          Net Deposit From Collection Account to the Certificate Account                                        2,599,578.70
          Reserve Account deposit to Certificate Account                                                                0.00
          RV Reserve Account Cross Collateral Amount                                                                    0.00
          Surety Bond deposit to Certificate Account                                                                    0.00
          Total Deposit to the Certificate Account                                                              2,599,578.70
          Wire Funds to the Marine Certificateholders - Interest Amounts                                          423,807.73
          Wire Funds to the Marine Certificateholders - Principal Amounts                                       2,139,904.63
          Deposit Funds into the Marine Reserve Account                                                                 0.00
          Deposit Funds into the RV Reserve Account                                                                     0.00
          Wire Funds to NationsCredit                                                                              35,866.35

Approved  by:                 /s/  SUZANNE  CASTLEBERRY  -----------------------------------  Authorized  Signer



MONTHLY  RV  SERVICERS  CERTIFICATE
NATIONSCREDIT  GRANTOR  TRUST  1997  -  2

     Pursuant  to  the  Pooling  and  Servicing Agreement, dated as of September 30, 1997 among NationsCredit Securitization
Corporation  (as  "Depositor"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee"
and  "Collateral  Agent"),  the  Servicer is required to prepare certain information each month regarding distribution to RV
Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth  below.


Month                                                                                                         Feb-99
Collection Period                                                                                                 01-Feb-99
Determination Date                                                                                                10-Mar-99
Deposit Date                                                                                                      12-Mar-99
Distribution Date                                                                                                 15-Mar-99

RV POOL BALANCE
                  RV Pool Balance on the close of the last day of the preceding Collection Period             30,614,460.45
                  RV Principal Collections                                                                       784,643.07
                  Purchase Amounts with respect to RV Receivables allocable to Principal                               0.00
                  Defaulted RV Receivables                                                                        46,652.64
                  RV Pool Balance on the close of the last day of the Collection Period                       29,783,164.74

                  Original RV Pool Balance                                                                    48,386,535.24

                  RV Pool Factor                                                                                 61.5525881%

                  Preference Amounts with respect to RV Receivables                                                       -

                  RV Pass-Through Rate                                                                               6.2500%
                  RV Servicing Fee Rate                                                                              0.7500%

RV AVAILABLE FUNDS
                  RV Collections allocable to interest                                                           265,363.23
                  Purchase Amounts with respect to RV Receivables allocable to interest                                0.00
                  Liquidation Proceeds with respect to RV Receivables                                             27,776.34
                  RV Collections allocable to principal                                                          784,643.07
                  Purchase Amounts with respect to RV Receivables allocable to principal                               0.00
                  Other RV Available Funds                                                                             0.00
                  Total RV Available Funds                                                                     1,077,782.64

RV INTEREST PAYMENT
                  Monthly RV Interest Payment                                                                    159,450.31
                  Carry-Over Monthly RV Interest                                                                       0.00
                  Total                                                                                          159,450.31

RV PRINCIPAL PAYMENT
                  Monthly RV Principal Payment                                                                   831,295.71
                  Carry-Over Monthly RV Principal                                                                      0.00
                  Total                                                                                          831,295.71

RV SERVICING FEE
                  RV Servicing Fee                                                                                19,134.04
                  Carry-Over Monthly RV Servicing Fee                                                                  0.00
                  Total                                                                                           19,134.04

RV RESERVE ACCOUNT CROSS SUPPORT
                  RV Reserve Account Cross Collateral Withdrawal Amounts from prior Distribution Dates                 0.00
                  RV Reserve Account Cross Collateral Withdrawal Amounts                                               0.00
                  Distribution to reimburse RV Reserve Account Cross Collateral Withdrawal Amounts                     0.00
                  Total Owed to Reimburse RV Cross Collateral Withdrawal Account                                       0.00

DEPOSIT TO MARINE CERTIFICATE ACCOUNT
                  Marine Available Funds                                                                       1,077,782.64
                  Marine Reserve Account Withdrawal Deposit                                                            0.00
                  RV Reserve Account Cross Collateral Withdrawal Amount                                                0.00
                  Surety Bond Drawing Deposit                                                                          0.00
                 Total Deposit to the Marine Certificate Account                                               1,077,782.64

DISTRIBUTIONS FROM THE RV CERTIFICATE ACCOUNT
                  Monthly RV Interest Payment and any Carry-Over Monthly RV Interest                             159,450.31
                  Monthly RV Principal Payment and any Carry-Over Monthly RV Principal                           831,295.71
                  RV Servicing Fee and any Carry-Over RV Servicing Fee                                            19,134.04
                  Distributions to the Surety Bond Provider                                                        3,061.45
                  Shortfall in Marine Certificate Account                                                              0.00
                  Distribution to meet shortfall in Marine Certificate Account                                         0.00
                  Distribution to reimburse Marine Reserve Account Cross Collateral Withdrawal Amounts                 0.00
                  Distributions to the RV Reserve Account                                                              0.00
                  Distribution to the Marine Reserve Account                                                           0.00
                  Distributions to the Depositor                                                                  64,841.13

                  Carry-Over Monthly RV Interest to the next Distribution Date                                         0.00
                  Carry-Over Monthly RV Principal to the next Distributions Date                                       0.00
                  Carry-Over Monthly RV Servicing Fee to the next Distribution Date                                    0.00

RV RESERVE ACCOUNT

                  RV Reserve Account Balance as of the end of the preceding Collection Period                  1,683,795.32
                  Earnings from investments on the RV Reserve Account                                              5,336.04
                  RV Reserve Account Withdrawals                                                                       0.00
                  RV Reserve Account Cross Collateral Withdrawal Amounts                                               0.00
                  Deposits to the RV Reserve Account                                                                   0.00
                  Reimbursement of RV Reserve Account Cross Collateral Withdrawal Amounts                              0.00
                  Deposits to RV Reserve Account from Marine Available Funds                                           0.00
                  RV Reserve Account Balance                                                                   1,689,131.36
                  Distributions of any excess amounts on deposit in the RV Reserve Account                        51,057.30
                  Ending RV Reserve Account Balance                                                            1,638,074.06

                  RV Reserve Account Balance as a % of the RV Pool Balance                                           5.5000%
                  Specified RV Reserve Account Requirement                                                     1,638,074.06
                  Amount needed to fully fund RV Reserve Account                                                       0.00

SURETY BOND
            Outstanding Reimbursement Obligations at the end of the preceding Collection Period                        0.00
            Preference Amounts                                                                                         0.00
            Surety Bond Drawing Amount                                                                                 0.00
            Surety Bond Fee                                                                                        3,061.45
            Interest on Outstanding Reimbursement Obligations at the end of the preceding Collection Period            0.00
            Amount Owed to Surety Bond Provider                                                                    3,061.45
            Distributions made to the Surety Bond Provider                                                         3,061.45
            Remaining Amounts Owed to the Surety Bond Provider                                                         0.00

NET CREDIT LOSS RATIO
                  Net Credit Losses                                                                               18,876.30
                  Average Net Credit Loss Ratio                                                                        2.86%

DELINQUENCY ANALYSIS
                  Number of Loans
                  30 to 59 days past due                                                                              65.00
                  60 to 89 days past due                                                                              14.00
                  90 or more days past due                                                                            14.00
                  Total                                                                                               93.00

                  Principal Balance
                  30 to 59 days past due                                                                         754,246.12
                  60 to 89 days past due                                                                         153,160.57
                  90 or more days past due                                                                       263,648.89
                  Total                                                                                        1,171,055.58

                  60 Day + Delinquency Ratio
                  For the current Collection Period                                                                  1.3995%
                  For the preceding Collection Period                                                                1.3584%
                  For the second preceding Collection Period                                                         0.8271%
                  For the third preceding Collection Period                                                          1.7970%
                  Average 3 month 60 Day + Delinquency Ratio                                                         1.1950%
                  Average 4 month 60 Day + Delinquency Ratio                                                         1.3455%


REPOSSESSION ANALYSIS
                  Current Balance of Contracts where Repossession Occurred in the Current Month                  163,788.23
                  Number of Contracts where Repossession Occurred in the Current Month                                 8.00


WEIGHTED AVERAGE COMPUTATIONS-RV CONTRACTS
                  Weighted Average Coupon                                                                           11.4172%
                  Weighted Average Original Term (months)                                                            140.99
                  Weighted Average Remaining Term (months)                                                            86.57
                  Number of Outstanding Accounts-End of Period                                                     2,573.00


CASH SETTLEMENT FOR THE TRUSTEE
          Available Funds in the Collection Account                                                            1,077,782.64
          Servicing Fee                                                                                           19,134.04
          Marine Interest allocable to the Seller's Certificate                                                        0.00
          Marine Principal amount allocable to the Seller's Certificate                                                0.00
          Wire Funds to the Surety Bond Provider                                                                   3,061.45
          Net Deposit From Collection Account to the Certificate Account                                       1,055,587.15
          Reserve Account deposit to Certificate Account                                                               0.00
          RV Reserve Account Cross Collateral Amount                                                                   0.00
          Surety Bond deposit to Certificate Account                                                                   0.00
          Total Deposit to the Certificate Account                                                             1,055,587.15
          Wire Funds to the Marine Certificateholders - Interest Amounts                                         159,450.31
          Wire Funds to the Marine Certificateholders - Principal Amounts                                        831,295.71
          Deposit Funds into the Marine Reserve Account                                                                0.00
          Deposit Funds into the RV Reserve Account                                                                    0.00
          Wire Funds to NationsCredit                                                                             64,841.13


Approved  by:               /s/  SUZANNE  CASTLEBERRY  ------------------------------------  Authorized  Signer

                                          [NATIONSCREDIT GRANTOR TRUST LETTERHEAD]

March  15,  1999
BY  EDGAR
Securities  and  Exchange  Commission
Judiciary  Plaza  450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Re:   NationsCredit  Grantor  Trust  1997  -  2

Ladies  and  Gentlemen:

On  behalf  of  NationsCredit Grantor Trust 1997 - 2 (the "Trust") filed herewith via EDGAR is the Trust's Current Report on
Form  8-K.

Should  you  have  any  questions  with  regard  to  the  filing,  please  call  the  undersigned  at  (704)  386-3863.

Very  truly  yours,
/s/  SUZANNE  CASTLEBERRY  -----------------------------  Suzanne  Castleberry  Vice  President